SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K


                               CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       -------------------------------


     Date of Report (Date of earliest event reported):  May 10, 2004


                             THE KRYSTAL COMPANY
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Tennessee            000-20040                 62-0264140
      --------------     -------------------          ------------------
      (State of         (Commission File No.)         (IRS Employer
      incorporation)                                  Identification No.)


               One Union Square, Chattanooga, Tennessee  37402
        -----------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (423) 757-1550
             ---------------------------------------------------
             (Registrant's telephone number, including area code)




Item 5.  Other Events and Required FD Disclosure.

     On May 10, 2004, The Krystal Company (the "Company"), an owner, operator and franchisor of quick service restaurants featuring the KRYSTAL hamburger, announced that it has made an offer to purchase any and all of its 10.25% Senior Notes due 2007 (the "Notes"). The Company is also seeking consents to make amendments to certain provisions of the indenture governing the Notes related to certain covenants and events of default. The offer to purchase is made pursuant to the offer to purchase and consent solicitation and related letter of transmittal sent to all holders of the Notes. In addition, the Company announced that it has given a notice of partial redemption of $10,000,000 of the Notes. The partial redemption will be made on June 14, 2004. A copy of the press release is attached to this Form
8-K as Exhibit 99.1 and is incorporated herein by reference.



SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 12, 2004                                 THE KRSTAL COMPANY

                                           By: /s/Larry D. Bentley
                                              ------------------------
                                              Larry D. Bentley
                                              Chief Financial Officer



EXHIBIT INDEX


  Number                     Description
  ------           --------------------------------
   99.1            Press Release dated May 10, 2004


THE KRYSTAL COMPANY COMMENCES TENDER OFFER AND CONSENT
SOLICITATION FOR ITS 10.25% SENIOR NOTES DUE 2007

CHATTANOOGA, Tennessee - May 10, 2004 - The Krystal Company (the "Company") announced today that it has commenced a cash tender offer and consent solicitation (the "Offer") for any and all $60,980,000 outstanding principal amount of its 10.25% Senior Notes due 2007, CUSIP Number 50114AC4
(the "Notes"). The Offer is scheduled to expire at 12:00 midnight, New York City time, on Monday, June 7, 2004 unless extended or earlier terminated (the "Expiration Date"). The consent solicitation will expire at 5:00 p.m., New York City time, on Friday, May 21, 2004 (the "Consent Date"), unless extended or earlier terminated. Holders tendering their Notes will be required to consent to certain proposed amendments (the "Proposed Amendments") to the indenture governing the Notes. The Proposed Amendments will eliminate substantially all of the restrictive covenants contained in the indenture. Adoption of the Proposed Amendments requires the consent of holders of at least a majority of the aggregate principal amount of the outstanding Notes. Holders may not tender their Notes without delivering consents or deliver consents without tendering their Notes.

     Holders who validly tender their Notes on or prior to the Consent Date will receive the total consideration of $1,017.08 consisting of (i) the purchase price of $1,000.00 and (ii) the consent payment of $17.08 per $1,000.00 principal amount of Notes (if such notes are accepted for purchase). Holders who validly tender their Notes after the Consent Date but on or prior to the Expiration Date will receive the purchase price of $1,000.00 per $1,000.00 principal amount of Notes (if such notes are accepted for purchase). In either case, Holders who validly tender their Notes will be paid accrued and unpaid interest up to, but not including, the date of payment for the Notes (if such notes are accepted for purchase).

     The Offer is subject to the satisfaction of certain conditions, including the Company's receipt of tenders from holders of Notes representing a majority of the aggregate principal amount of the outstanding Notes, consummation of the anticipated financing, and other customary conditions. The terms of the Offer are described in the Company's Offer to Purchase and Consent Solicitation Statement dated May 10, 2004, copies of which may be obtained from Global Bondholder Services, the information agent and depositary for the Offer. The Company has engaged Banc of America Securities LLC to act as exclusive dealer manager and solicitation agent in connection with the Offer. Questions regarding the Offer may be directed to Banc of America Securities LLC, High Yield Special Products, at 888-292-0070 (US toll-free) and 704-388-9217 (collect). Requests for documentation may be directed to Global Bondholder Services at (866) 470-3700 (US toll-free) and (212) 430-3774 (collect).

Call Notice for $10,000,000 Principal Amount of Outstanding Notes
     The Company also announced today that it has called $10,000,000 principal amount of the outstanding Notes at the current redemption price of 101.708%. The call, which provides for redemption on Monday, June 14, 2004, will be used for any Notes that are not tendered pursuant to the Offer. Information regarding the call has been posted with the Depositary Trust Company.

     This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of a consent with respect to any securities.
The Offer is being made solely by the Offer to Purchase and Consent Solicitation Statement dated May 10, 2004.

About the Company
     The Company develops, operates and franchises full-size Krystal and smaller "double drive-thru" Krystal Kwik quick-service restaurants. The Company has been in the quick service restaurant business since 1932, and believes it is among the first fast food restaurant chains in the country.
The Company began to franchise Krystal Kwik restaurants in 1990 and Krystal restaurants in 1991. In 1995, the Company began to develop and franchise Krystal restaurants located in non-traditional locations such as convenience stores. As of March 28, 2004, the Company operated 245 units in nine states in the southeastern United States. Franchisees operated 177 units as of March 28, 2004.

Statement Concerning Forward-Looking Information
     Certain written and oral statements made by or on behalf of the Company may constitute "forward-looking" statements as defined under the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). The PSLRA contains a safe harbor in making such disclosures. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, unanticipated economic changes, interest rate movements, changes in governmental policies, the impact of competition, changes in consumer tastes, increases in costs for food and/or labor, the availability and adequate supply of hourly-paid employees, the ability of the Company to attract and retain suitable franchisees, the Company's ability to obtain funding sufficient to meet operation requirements and capital expenditures (including the consummation of the tender offer transaction and the availability of a new senior credit facility), the impact of governmental regulations and other risks and uncertainties described in the Company's Securities and Exchange Commission filings. The Company cautions that such factors are not exclusive. Caution should be taken not to place undue reliance on any such forward-looking statements since such statements speak only as of the date of the making of such statements and are based on certain expectations and estimates of the Company which are subject to risks and changes in circumstances that are not within the Company's control. The Company does not undertake to update forward-looking statements.

CONTACT: Larry Bentley, (423) 757-5673, www.krystal.com